                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

       SUPPLEMENT DATED APRIL 9, 2001 TO PROSPECTUS DATED NOVEMBER 1, 2000

The information in this Supplement, updates the corresponding information in the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund dated November 1, 2000 (the "Prospectus").

During its March 2001 meeting, the Board of Trustees of WT Mutual Fund elected to terminate the expense waiver and reimbursement agreement (the "Expense Cap Agreement") for certain funds. The Expense Cap Agreement provided that the funds' investment adviser would waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceeded a certain amount. The Expense Cap Agreement was initially instituted by the Board in connection with the funds' reorganization into a master/feeder structure of operation. The Board had approved the voluntary fee caps to ensure that the funds' shareholders would not bear any additional expenses related to operational costs associated with this new structure. After determining that the stated objectives of the funds' reorganization have been met and that current expenses are related to the funds' normal operations, the Board elected to terminate the Expense Cap Agreement with respect to the Institutional Shares of the Wilmington Large Cap Growth Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, Wilmington Large Cap Value Portfolio, Wilmington Mid Cap Value Portfolio and Wilmington Small Cap Value Portfolio, effective as of April 1, 2001.

With respect to the Wilmington Large Cap Core Portfolio, the fund's investment adviser, at this time, will continue to reimburse or waive certain expenses to the extent that the total annual operating expenses exceed 0.80%. This undertaking is being made pursuant to a separate agreement of the fund's adviser to limit the fund's total annual operating expenses.

Accordingly, the table under the heading "Annual Fund Operating Expenses" on page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following table:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):


                               LARGE CAP    LARGE CAP   SMALL CAP   INTERNATIONAL     LARGE      MID CAP   SMALL CAP
                                GROWTH        CORE        CORE      MULTI-MANAGER   CAP VALUE     VALUE      VALUE
                               PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO  PORTFOLIO
                               ---------    ---------   ---------   -------------   ---------   ---------  ---------
Management fees                  0.55%        0.70%       0.60%         0.65%        0.55%       0.75%       0.75%

Distribution (12b-1) fees        None         None         None          None         None       None         None

Other expenses                   0.22%        0.24%       0.31%         0.56%        0.42%       1.45%       0.34%

TOTAL ANNUAL OPERATING           0.77%       0.94%(2)     0.91%         1.21%        0.97%       2.20%       1.09%
EXPENSES

Waivers/reimbursements            N/A         0.14%        N/A           N/A          N/A         N/A         N/A

Net Expenses                      N/A         0.80%        N/A           N/A          N/A         N/A         N/A

(1) This table and the Example below (page 14) each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) The investment adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80% for the Large Cap Core Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.

                THE WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                   THE WILMINGTON INTERMEDIATE BOND PORTFOLIO
                     THE WILMINGTON MUNICIPAL BOND PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

       SUPPLEMENT DATED APRIL 9, 2001 TO PROSPECTUS DATED NOVEMBER 1, 2000

The information in this Supplement, updates the corresponding information in the Institutional Shares Prospectus of the Wilmington Funds - Fixed-Income Portfolios of WT Mutual Fund dated November 1, 2000 (the "Prospectus").

During its March 2001 meeting, the Board of Trustees of WT Mutual Fund elected to terminate the expense waiver and reimbursement agreement (the "Expense Cap Agreement") for certain funds. The Expense Cap Agreement provided that the funds' investment adviser would waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceeded a certain amount. The Expense Cap Agreement was initially instituted by the Board in connection with the funds' reorganization into a master/feeder structure of operation. The Board had approved the voluntary fee caps to ensure that the funds' shareholders would not bear any additional expenses related to operational costs associated with this new structure. After determining that the stated objectives of the funds' reorganization have been met and that current expenses are related to the funds' normal operations, the Board elected to terminate the Expense Cap Agreement with respect to the Institutional Shares of the Wilmington Short/Intermediate Bond Portfolio and Wilmington Intermediate Bond Portfolio, effective as of April 1, 2001.

Accordingly, the table under the heading "Annual Fund Operating Expenses" on page 8 in the Prospectus is hereby deleted in its entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                     SHORT/INTERMEDIATE      INTERMEDIATE           MUNICIPAL
                                       BOND PORTFOLIO       BOND PORTFOLIO       BOND PORTFOLIO
                                     ------------------     --------------       --------------
Management fees                             0.35%                0.35%                0.35%
Distribution (12b-1) fees                   None                 None                 None
Other expenses                              0.37%                0.36%                0.68%
TOTAL ANNUAL OPERATING EXPENSES             0.72%                0.71%                1.03%(2)
Waivers/reimbursements                       N/A                  N/A                 0.28%
Net Expenses                                 N/A                  N/A                 0.75%

(1) This table and the Example below (page 8) each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
(2) The investment adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75% for the Municipal Bond Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.